Exhibit 99.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, John T. Hyland, President and Principal Executive Officer of Pointbreak ETF Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended December 31, 2016 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/John T. Hyland
John T. Hyland
President and Principal Executive Officer
Dated: February 14, 2017

Exhibit 99.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Howard Mah, Treasurer and Principal Financial Officer (Principal Accounting Officer) of Pointbreak ETF Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended December 31, 2016 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/Howard Mah
Howard Mah
Treasurer and Principal Financial Officer (Principal Accounting Officer)
Dated: February 14, 2017